UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201 Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 793-2145
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed by the Company to provide additional financial information in connection with the Company’s acquisition of the Treximet® product line on August 20, 2014.

Item 9.01 Financial Statements and Exhibits

Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2013 and for the nine months ended September 30, 2014, and the notes related thereto, in each case reflecting the Company’s acquisition of the Treximet® product line, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(b) Exhibits

Exhibit No.	Description

99.1
Unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2013 and for the nine months ended September 30, 2014 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: January 30, 2015	By:	/s/ Sanjay S. Patel
Sanjay S. Patel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2013 and for the nine months ended September 30, 2014 and the notes related thereto.